UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22207

Oppenheimer Master Event-Linked Bond Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2012

Item 1. Schedule of Investments.

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Event-Linked Bonds–97.6%
Earthquake–9.8%
Embarcadero Re Ltd. Catastrophe Linked Nts.:
7.25%, 2/13/15[1,2]	$1,000,000		$1,014,500
5%, 8/7/15[1,2]	9,000,000		9,172,800
Golden State Re Ltd. Catastrophe Linked Nts., 3.826%, 1/8/15[1,2]	2,550,000		2,596,155
Kibou Ltd. Catastrophe Linked Nts., 5.27%, 2/16/15[1,2]	9,500,000		9,711,850
LakeSide Re II Ltd. Catastrophe Linked Nts., 7.791%, 1/8/13[1,2]	5,740,000		5,733,686
LakeSide Re III Ltd. Catastrophe Linked Nts., 8.061%, 1/8/16[1,2]	2,500,000		2,505,188
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts., 8%, 12/4/15[1,2]	5,000,000		5,090,125

			35,824,304
Multiple Event–58.0%
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8%, 1/7/16[2,3]	1,500,000		1,496,400
Atlas VI Capital Ltd. Catastrophe Linked Nts.:
12.66%, 1/8/15[1,2]	1,000,000		1,000,400
15.41%, 1/8/15[1,2]	5,500,000		5,489,550
9.721%, 4/6/13[1,2]	7,250,000	EUR	9,615,628
10.481%, 4/7/14[1,2]	4,250,000	EUR	5,745,999
Blue Danube Ltd. Catastrophe Linked Nts., 11.047%, 4/10/15[1,2]	5,000,000		5,209,500
Blue Fin Ltd. Catastrophe Linked Nts., 9.341%, 5/28/13[1,2]	2,750,000		2,776,125
Caelus Re Ltd. Catastrophe Linked Nts., 6.581%, 5/24/13[1,2]	2,600,000		2,623,400
Combine Re Ltd. Catastrophe Linked Nts.:
4.50%, 1/7/15[1,2]	3,500,000		3,582,600
10%, 1/7/15[1,2]	4,750,000		5,016,950
17.75%, 1/7/15[1,2]	5,750,000		6,151,350
Compass Re Ltd. Catastrophe Linked Nts.:
Series CL2, 10.25%, 1/8/15[1,2]	4,500,000		4,568,850
Series CL3, 11.25%, 1/8/15[1,2]	4,505,000		4,523,020
East Lane Re Ltd. Catastrophe Linked Nts.:
6.67%, 3/13/15[1,2]	5,750,000		5,645,350
5.75%, 3/14/14[1,2]	4,500,000		4,483,800

1	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount	Value
GlobeCat Ltd. Catastrophe Linked Nts.:
6.359%, 1/2/13[1,2]	$1,500,000	$1,499,850
9.609%, 1/2/13[1,2]	6,100,000	6,099,390
Lodestone Re Ltd. Catastrophe Linked Nts.:
Series A-1, 6%, 1/8/14[1,2]	5,850,000	5,852,340
Series A-2, 7.25%, 1/8/14[2]	9,000,000	9,045,000
Series CLB, 8.336%, 5/17/13[1,2]	5,750,000	5,817,275
Loma Reinsurance Ltd. Catastrophe Linked Nts., 18%, 1/19/14[1,2]	5,750,000	5,951,825
Montana Re Ltd. Catastrophe Linked Nts.:
12.211%, 1/8/14[1,2]	2,750,000	2,738,725
16.711%, 1/8/14[1,2]	5,000,000	4,973,000
Mystic Re Ltd. Catastrophe Linked Nts.:
9%, 3/12/15[1,2]	4,850,000	4,941,665
12%, 3/12/15[1,2]	5,000,000	4,843,500
Mythen Ltd. Catastrophe Linked Nts., Series 12-H, 11.216%, 5/7/15[1,2]	5,000,000	5,030,500
Mythen Re Ltd. 2012-2 Catastrophe Linked Nts., Series A, 8.50%, 1/5/17[2]	2,500,000	2,492,625
Nelson Re Ltd. Catastrophe Linked Nts., Series 2008-1, Cl. H, 2.811%, 6/6/13[1,2]	4,250,000	4,116,338
Queen Street V Re Ltd. Catastrophe Linked Nts., 8.50% 4/9/15[1,2]	2,000,000	2,028,200
Queen Street VII Re Ltd. Catastrophe Linked Nts., 8.60%, 4/8/16[1,2]	2,000,000	2,005,300
Residential Reinsurance 2011 Ltd. Catastrophe Linked Nts.:
8.90%, 12/6/15[1,2]	6,000,000	6,046,800
13.25%, 12/6/15[1,2]	2,000,000	2,012,400
22.091%, 6/6/16[1,2]	5,675,000	5,364,010
8%, 6/6/18[1,2]	3,000,000	3,081,600
Series CL1, 9%, 6/6/15[1,2]	5,000,000	5,207,000
Series CL2, 12%, 6/6/15[1,2]	5,000,000	5,096,500
Series CL5, 8.75%, 6/6/15[1,2]	5,750,000	5,706,875
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.591%, 12/6/15[1,2]	2,750,000	2,747,319
5.841%, 12/6/16[1,2]	1,000,000	999,525
Residential Reinsurance Ltd. Catastrophe Linked Nts.:
6.60%, 6/6/13[1,2]	4,750,000	4,813,650

2	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
8.90%, 6/6/13[1,2]	$2,800,000		$2,857,960
13%, 6/6/13[1,2]	2,000,000		1,976,200
Series CL1, 6.25%, 6/6/13[1,2]	4,250,000		4,298,875
Successor X Ltd. Catastrophe Linked Nts.:
16.50%, 1/27/15[1,2]	5,000,000		5,023,000
14.916%, 12/13/13[1,2]	5,850,000		5,876,910
13.091%, 2/25/14[1,2]	500,000		507,600
16.821%, 4/4/13[1,2]	5,800,000		5,755,340
Series 2011-1, Class III-T3, 16.30%, 1/7/14[1,2]	5,000,000		4,919,500
Tramline Re Ltd. Catastrophe Linked Nts., 16.75%, 1/8/15[1,2]	5,500,000		5,720,000

			213,375,519
Other–1.6%
Kortis Capital Ltd. Catastrophe Linked Nts., 5.604%, 1/15/17[1,2]	5,750,000		5,904,100
Windstorm–28.2%
Akibare II Ltd. Catastrophe Linked Nts., 3.75%, 3/12/15[1,2]	4,750,000		4,870,650
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16[2,3]	3,500,000	EUR	4,651,960
Atlas VI Capital Ltd. Catastrophe Linked Nts., 7.871%, 4/9/15[1,2]	4,000,000	EUR	5,457,365
East Lane Re Ltd. Catastrophe Linked Nts.:
9.025%, 3/16/16[1,2]	2,200,000		2,359,720
10.77%, 3/16/16[1,2]	4,500,000		4,876,650
EOS Wind Ltd. Catastrophe Linked Nts., 6.50%, 5/26/14[1,2]	5,000,000		5,016,500
Eurus Ltd. Catastrophe Linked Nts., 4.008%, 4/7/16[2]	2,000,000	EUR	2,660,243
Everglades Re Ltd. Catastrophe Linked Nts., 17.75%, 4/30/14[1,2]	4,700,000		5,237,210
Foundation Re III Ltd. Catastrophe Linked Nts.:
Series 1-1, 5%, 2/25/15[2]	6,000,000		6,046,800
Series 1-A, 5.75%, 2/3/14[1,2]	4,300,000		4,315,910
Ibis Re Ltd. Catastrophe Linked Nts., 13.52%, 2/5/15[1,2]	1,500,000		1,486,800
Johnston Re Ltd. Catastrophe Linked Nts.:
6.90%, 5/8/14[1,2]	5,750,000		5,961,025
7.666%, 5/8/14[1,2]	5,450,000		5,642,930

3	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

	Principal Amount		Value
Longpoint Re III Ltd. Catastrophe Linked Nts., 6.02%, 6/12/15[1,2]	$2,500,000		$2,495,000
Longpoint Re Ltd. Catastrophe Linked Nts., 5.42%, 12/18/13[1,2]	4,500,000		4,504,050
Multicat Mexico 2012 Ltd. Catastrophe Linked Nts.:
7.50%, 12/4/15[1,2]	5,000,000		5,147,625
7.75%, 12/4/15[1,2]	4,750,000		4,869,344
Pelican Re Ltd. Catastrophe Linked Nts., 13.826%, 4/13/15[1,2]	4,750,000		5,063,975
Pylon II Capital Ltd. Catastrophe Linked Nts.:
Series A, 5.583%, 5/5/16[1,2]	1,500,000	EUR	2,054,333
Series B, 9.083%, 5/5/16[2]	3,750,000	EUR	5,344,590
Queen Street II Capital Ltd. Catastrophe Linked Nts., 7.50%, 4/9/14[1,2]	5,750,000		5,780,475
Queen Street IV Capital Ltd. Catastrophe Linked Nts., 7.50%, 4/9/15[1,2]	3,000,000		2,991,300
Successor X Ltd. Catastrophe Linked Nts.:
11%, 1/27/15[1,2]	1,000,000		1,027,600
11.25%, 11/10/15[1,2]	1,500,000		1,487,250
16.336%, 11/10/15[1,2]	6,000,000		4,421,400

			103,770,705

Total Event-Linked Bonds (Cost $357,493,693)			358,874,628

	Shares
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%4,5 (Cost $5,496,176)	5,496,176		5,496,176

Total Investments, at Value (Cost $362,989,869)	99.1%		364,370,804
Other Assets Net of Liabilities	0.9		3,303,553

Net Assets	100.0%		$367,674,357

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

EUR	Euro
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $327,137,010 or 88.97% of the Fund’s net assets as of December 31, 2012.
2.	Represents the current interest rate for a variable or increasing rate security.

4	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

3.	Restricted security. The aggregate value of restricted securities as of December 31, 2012 was $6,148,360, which represents 1.67% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 3.65%, 1/7/16	10/25/12	$4,531,096	$4,651,960	$120,864
Atlas Reinsurance VII Ltd. Catastrophe Linked Nts., 8%, 1/7/16	10/25/12	1,500,000	1,496,400	(3,600)

		$6,031,096	$6,148,360	$117,264

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares December 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	15,467,404	65,215,386	75,186,614	5,496,176

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$5,496,176	$4,954

a.	September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See accompanying Notes.

5.	Rate shown is the 7-day yield as of December 31, 2012.

Forward Currency Exchange Contracts as of December 31, 2012 are as follows:
Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Date		Value	Unrealized Depreciation
Bank of America NA
Euro (EUR)	Sell	26,853	EUR	2/15/13	$35,458,930	$1,132,740

Notes to Statement of Investments

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Event-Linked Bonds. The Fund invests in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual

5	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

As of December 31, 2012, securities with an aggregate market value of $358,874,628, representing 97.6% of the Fund’s net assets were comprised of event-linked bonds.

Concentration Risk. Focusing on one type of investment, event-linked bonds, rather than a broad spectrum of investments, makes the Fund’s share price particularly sensitive to market, economic and natural and non-natural events that may affect this investment type. The Fund’s investment in event-linked bonds may be speculative and subject to greater price volatility than other types of investments.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

6	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

7	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

8	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Event-Linked Bonds	$—	$358,874,628	$—	$358,874,628
Investment Company	5,496,176	—	—	5,496,176

Total Assets	$5,496,176	$358,874,628	$—	$364,370,804

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,132,740)	$—	$(1,132,740)

Total Liabilities	$—	$(1,132,740)	$—	$(1,132,740)

9	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

10	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties

11	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,132,740 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of December 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

12	Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Event-Linked Bond Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $512,392 and $49,441,716, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Restricted Securities

As of December 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

13	Oppenheimer Master Event-Linked Bond Fund, LLC

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Event-Linked Bond Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/11/2013